                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  Form 8-K/A


                                CURRENT REPORT

              (Amendment No. One to Form 8-K filed July 8, 1994)

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                 June 23, 1994
                       (Date of earliest event reported)


                            AMSOUTH BANCORPORATION
            (Exact name of registrant as specified in its charter)


                                   DELAWARE
                           (State of Incorporation)


       1-7476                                          63-0591257
(Commission File Number)               (I.R.S. Employer Identification Number)



            1400 AmSouth -- Sonat Tower Birmingham, Alabama 35203
                        (Address of executive offices)


                                (205) 320-7151
             (Registrant's telephone number, including area code)
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Item 7.  Financial Statements and Exhibits
         ---------------------------------

   AmSouth Bancorporation ("AmSouth") filed a report on Form 8-K regarding the consummation of its acquisition of Fortune Bancorp, Inc. ("Fortune") on June 23, 1994. Pursuant to Items 7(A) and 7(B) of Form 8-K certain financial statements and pro forma financial statements were required to be filed. However, as allowed by the applicable rules, AmSouth reported that it was impracticable to provide the required financial statements and pro forma financial statements at that time, but committed to file the financial statements no later than 60 days after the date of filing of the Form 8-K. In fulfillment of that commitment, AmSouth is filing herewith the following financial statements and pro forma financial statements.

Listed below are the financial statements, pro forma financial information and exhibits filed as a part of this report.

(A)    Financial Statements of Business Acquired:
       -----------------------------------------

       Independent Auditor's Report

       Statements of Consolidated Balance Sheets for Fortune as of September 30, 1993 and 1992

       Consolidated Statements of Operations for Fortune for the years ended September 30, 1993, 1992, and 1991

       Consolidated Statements of Cash Flows for Fortune for the years ended September 30, 1993, 1992, and 1991

       Consolidated Statements of Shareholders' Equity for Fortune for the years ended September 30, 1993, 1992, and 1991

       Notes to Consolidated Financial Statements

       The foregoing financial statements were filed as part of Fortune's Form 10-K for the year ended September 30, 1993 and are incorporated herein by reference.

(B)    Pro Forma Financial Statements:
       ------------------------------

       The information included in AmSouth's Current Report on Form 8-K filed May 19, 1994, including, but not limited to, the pro forma financial statements included therein, is incorporated in this Form 8-K/A by reference.

(C)    Consent of KPMG Peat Marwick (Exhibit No. 23)
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                                   SIGNATURE
                                   ---------

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.


                                      By: /s/ Ricky W. Thomas
                                         ---------------------------------------
                                                   Ricky W. Thomas
                                         Senior Vice President and Controller




August 17, 1994